UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number           811-06495
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
(Exact name of registrant as specified in charter)
301 E. Colorado Boulevard, Suite 720
Pasadena,CA 91101
(Address of principal executive offices) (Zip code)
Donald F. Crumrine
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena,CA 91101
(Name and address of agent for service)
registrant’s telephone number, including area code: 626-795-7300
Date of fiscal year end: November 30
Date of reporting period: May 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
Correction to Semi-Annual Report for the Six Months Ended May 31, 2011
Please note that the semi-annual report mailed by the Fund in late July 2011 contained a chart on page 7 with incorrect data. The corrected chart is shown below.
The Report to Shareholders is attached herewith.
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND
To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:
     During the three month period ending May 31, 2011, the Fund’s total return on net asset value was +5.8%. Over the first half of fiscal 2011 the return on NAV was +11.1%. The table below presents these and other performance measures of interest to investors.
TOTAL RETURN ON NET ASSET VALUE
FOR PERIODS ENDED MAY 31, 2011

	ACTUAL RETURNS			AVERAGE ANNUALIZED RETURNS
	THREE	SIX	ONE	THREE	FIVE	TEN	LIFE OF
	MONTHS	MONTHS	YEAR	YEARS	YEARS	YEARS	FUND(1)
Flaherty & Crumrine Preferred Income Opportunity Fund	5.8%	11.1%	31.3%	16.6%	6.1%	7.9%	9.0%
Barclays Capital U.S. Aggregate Index (2)	2.6%	1.9%	5.8%	6.5%	6.6%	5.8%	6.6%
S&P 500 Index (3)	1.8%	15.0%	26.0%	0.9%	3.3%	2.6%	8.4%

(1)	Since inception on February 13, 1992.

(2)	The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.

(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.
     At the risk of sounding like a broken record, we reprise our caution of the past few letters: returns of this magnitude are unlikely to be repeated. The market for preferred securities has had a nice run recovering from the depths of the financial crisis in early 2009. Prices on many securities are now at or above levels of three years ago, and we view the overall preferred market as fairly priced relative to other broad asset classes.
     Of course, this does not mean all individual securities are perfectly valued. Pricing inefficiencies are an endearing part of the preferred market, and it is unlikely this will change. Part of our job is to identify and take advantage of opportunities as they present themselves. Our credit analysis and security selection, as well as effective management of leverage, have been at the heart of the Fund’s excellent performance.

     Financial markets are still facing some major uncertainties. First and foremost, the economic outlook is as cloudy as ever. European leaders are dealing with the Greek debt crisis, and other sovereign credit problems are lurking in the background. Private sector debt shrunk during the financial crisis; now it’s the public sector’s turn, and it is far from clear how that will play out. Effects of the Japanese earthquake and tsunami are still being felt and likely will take years to resolve fully. The housing market remains an albatross around the neck of the U.S. economy (among others). And worldwide, financial regulators have yet to fully articulate a new set of rules for bank capital and regulation.
     We see both risk and opportunity in these uncertainties. As always, we will do our best to minimize the risk and capitalize on the opportunities.
     In the discussion topics that follow, we present a more detailed review of the Fund’s performance, as well as further discussion on several topics mentioned above. As always, we encourage you to visit www.preferredincome.com to read our Quarterly Economic Update, as well as more detailed discussion of the wonderful world of preferred securities.
Sincerely,

/s/Donald F. Crumrine	/s/Robert M. Ettinger

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

July 8, 2011

DISCUSSION TOPICS
THE FUND’S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NET ASSET VALUE (NAV)
     The table below reflects performance of each investment technique available for use by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on the status of the Fund’s interest-rate hedging strategy); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on the Fund’s NAV.
COMPONENTS OF PFO’S TOTAL RETURN ON NAV
FOR THE SIX MONTHS ENDED MAY 31, 2011

Six Months*

Total Return on Unleveraged Securities Portfolio (including principal and income)		+8.1%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		+3.8%
Expenses (excluding leverage expense)		-0.8%

* Actual, not annualized	Total Return on NAV	+11.1%
     Over the first half of fiscal 2011, the Fund’s investment portfolio has continued to perform well, both absolutely and relative to various sectors of the preferred market as measured by the various Bank of America Merrill Lynch preferred market indices shown in the table below. During this recent six month period, only the Bank of America Merrill Lynch adjustable-rate preferred index, reflecting just 2% of the total preferred market, earned a comparable return to that of the Fund’s portfolio (the first row of the above table).
TOTAL RETURNS OF BANK OF AMERICA MERRILL LYNCH PREFERRED SECURITIES INDICES*
FOR THE SIX MONTHS ENDED MAY 31, 2011

Six Months*

BofA Merrill Lynch 8% Capped DRD Preferred Stock Index(SM)	+6.0%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM)	+5.1%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM)	+6.2%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM)	+8.1%

*	The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

     The Fund’s six-month NAV performance (positive 11.1%) demonstrates continued success of the strategy of using leverage to enhance return on the Fund’s portfolio sufficiently to absorb its expenses and permit the NAV of the Fund to still outperform all of the unleveraged preferred market indices.
TOTAL RETURN ON MARKET PRICE OF FUND SHARES
     While our focus continues to be on managing the Fund’s investment portfolio, an investor’s actual return is comprised of monthly dividend payments plus changes in the market price of Fund shares. Even following the strong results over recent years, the market price of Fund shares continued to perform well during the current fiscal year-to-date, producing a total return of +16.0% through May 31st.
     In a perfect world, the market price of Fund shares would track the Fund’s NAV. As can be seen from the graph below, this often is not the case. While for most of the past ten years the Fund’s market price has generally been above its NAV (in market parlance, “trading at a premium”), the market price dropped well below the underlying value of each Fund share during the depths of the recent financial crisis. However, more recently the market price has traded more in line with the underlying value of the Fund’s shares, and currently is trading at a premium to NAV. Because the Fund’s premium to NAV expanded slightly over the current fiscal year-to-date, the total return earned on its market price exceeded the total return on NAV.
     Based on a closing price of $10.99 on June 30th and the Fund’s current monthly dividend of $0.0735, the current distribution rate on market price of the Fund’s shares is 8.0%. Because of the leverage employed by the Fund and other factors, this distribution rate compares very favorably with those available on other strategies investing in preferred securities, including ETFs and open-end funds.

PREFERRED MARKET CONDITIONS
     Conditions in the market remain positive, although an uncertain economic environment and unresolved regulatory issues are impacting activity. The best barometers for market conditions are trading volume, bid-offer spreads, and new issue activity. At present, all three measures are off from last quarter, but still indicate healthy conditions.
     Market activity often slows during the summer, so we don’t read anything meaningful in the decline. We are more focused on the impact of new regulations (discussed below) and how financial institutions transition to the new rules. Of particular interest are securities which under certain circumstances may be called by the issuer to the detriment of investors. In May, Fifth Third Bancorp exercised such a call and the market was certainly caught by surprise. As a result, other issues with similar features declined in price to reflect the risk of early redemption. Having been aware of this risk for some time, the Fund’s portfolio had limited exposure to these issues.
     There were 26 new issues during the quarter, totaling just under $10 billion. The bulk of the issuance was from REITs and insurance companies. And, reflecting ongoing demand from retail investors, most of these new issues came in a format favored by individual investors—$25 par, exchange listed and five years of call protection.
     During the quarter, issuers redeemed 28 issues with a market value of just under $8.8 billion. The fact that the number and amount approximate those of new issues is mostly coincidental; however, some companies did take advantage of market conditions to refinance high-cost preferred securities with new, less-expensive securities. Of course, as issuers reduce interest expense, investor income falls as well. We try to minimize the impact of these transactions, but over time, if interest rates remain low, income earned by the Fund is likely to decline.
     Finally, we observe with a sense of irony the likely shift back to days of old when “traditional” preferred stock was the only security (other than common stock) that banks could treat as capital (discussed more fully in the discussion of bank regulation below). The market appears well positioned to handle a transition in which hybrid and trust preferred issues get replaced with non-cumulative, perpetual preferred stock. This change is likely to have a significant impact on the Fund’s portfolio, although it is too early to know the overall effect of the change. We believe bank credit quality will improve; however, income earned on the Fund’s portfolio may fall if new issues come to market at lower yields.
UPDATE ON REGULATORY AND CAPITAL REFORM FOR BANKS
     June saw further clarification on new “Basel III” international banking regulations being developed by the Basel Committee on Banking Supervision. The Committee announced that it had determined that globally-systemically important financial institutions should hold up to an additional 2.5% of common equity above and beyond that required of smaller banks. The idea is to reduce the likelihood of a failure of a large global bank, which could put the entire financial system at risk because of the bank’s size, interconnectedness, lack of substitutability, global activity and complexity.
     As we’ve discussed previously, international and national banking regulators have responded to the 2008-2009 financial crisis with new regulation and stiffer capital requirements. As a refresher, we’ll briefly summarize the key features of bank regulatory reform from the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), and bank capital requirements of the Basel III framework — both from the perspective of preferred investors.

     Of primary importance to investors in preferred securities are the regulations surrounding bank capital requirements: in other words, (1) how much and what types of capital will banks be required to hold, and (2) what features will securities need in order to qualify as a particular form of capital? We expect national regulators to offer preliminary rules on capital later this summer or early fall, followed by a comment period of several months. That should put the market on track for final U.S. bank capital rules late this year or early next year.
     How much capital? Under Basel III, banks will be required to maintain much higher levels of capital than in the past, particularly at the common equity level. Minimum common equity capital will rise from the current 2.5% of risk-weighted assets (RWA) to 7%, including a “capital conservation buffer” when fully implemented in 2019.
     Basel III still leaves a role for preferred securities in a bank’s capital structure, as it requires total Tier 1 capital of 8.5%, with the additional 1.5% comprised of common and/or preferred equity. Further, total capital must be 10.5%, with the additional 2.0% above Tier 1 consisting of both Tier 1 and other capital.
     In addition, all banks will be subject to a “countercyclical” capital buffer ranging from 0% to 2.5%, as determined by national regulators; and large global banks will be subject to the 1% to 2.5% “systemically important financial institution” capital buffer.
     While individual countries still need to adopt these standards, we expect that the great majority will do so. In fact, Switzerland has already announced that its two systemically important banks, UBS and Credit Suisse, will be required to hold total capital of at least 19% of RWA, including a Tier 1 common equity ratio of 10% — well in excess of the Basel III standard.
     What type of preferred security qualifies as Tier 1 capital? Basel III also introduces loss absorbency rules for preferred securities. The theory is that all Tier 1 capital should be able to absorb losses on both a “gone concern” basis and on a “going concern” basis. Historically, preferred securities have provided substantial loss absorbency upon failure of a firm, since all preferred claims are subordinate to claims of depositors and senior creditors. However, preferreds are — strictly by their contractual terms — only moderately loss absorbing on a going concern basis, because the issuer can defer dividend payments but not eliminate the preferred liability outright in times of strain. Basel III provides that regulators must have the ability to force the conversion of preferreds to common stock, or lower or write off the preferred liability if they believe the bank is no longer viable.
     Preferred securities, however, don’t need to incorporate such terms explicitly. If a country’s bank resolution regime incorporates a system for allocating losses to capital providers prior to the injection of state funding, then the loss provision language is not required. While we won’t know for sure until final rules are written for the United States, it appears that Dodd-Frank gives U.S. bank regulators just such authority. As a result, it is likely that perpetual, noncumulative U.S. bank preferreds eligible for the dividends received deduction will remain qualifying Tier 1 capital under the new rules. Other countries are likely to adopt similar resolution regimes as well.
     Dodd-Frank also makes significant changes to U.S. banks’ operations and capital requirements. Most importantly for preferred investors, it eliminates trust preferred securities (TruPS) from Tier 1 capital for most banks the Fund invests in. The new rules phase in starting from 2013 through 2015. This change in regulatory treatment for TruPS makes it likely that most, though not all, TruPS will be called between 2013 and 2016, as banks replace those instruments with qualifying forms of Tier 1 capital. As of May 31, approximately 18% of the Fund’s portfolio was invested in TruPS issued by U.S. banks.

     We continue to believe that the Dodd-Frank and Basel III regulatory changes will be positive for investors in preferred securities. Banks will need to hold significantly more common equity capital than they have in the past. In fact, they already do. This will give banks much more capacity to absorb losses before preferred investments are in danger of impairment. While all these regulatory changes create uncertainty in the market, we believe they will be beneficial for preferreds.
THE FUND’S LEVERAGE
     Leverage is an important part of the Fund’s strategy for producing high current income. The cost of leverage typically is lower than the yield on the Fund’s portfolio. The difference between what the Fund earns on its investments and pays on borrowed money increases income available to common shareholders. Over the past six months, the Fund has paid an average annualized interest rate of 1.3% on its borrowed money. Given the much higher current yields generated by the Fund’s portfolio, this use of leverage has had a meaningful positive impact on the Fund’s dividends to common shareholders.
     There are two useful measures of how much leverage the Fund has in place. The first is simply the total dollar amount of leverage. The other measure is the ratio of the Fund’s assets financed by that leverage (in other words, the amount of leverage divided by total assets). The chart below presents both measures of leverage over the past three years.
     As reflected by the table, the dramatic recovery in asset prices has meant the Fund has been able to comfortably increase borrowings and use the money to purchase additional securities. During the first six months of this fiscal year, the Fund has continued to increase its leverage balances, while not significantly increasing the leverage ratio.
     The “right” percentage of leverage in a fund is never simple to determine. Type of borrowing, cost of funds and market conditions all will be factors to consider. At present, we are comfortable with the leverage percentage used by the Fund, and we will consider increasing or decreasing the amount of borrowing based on future market conditions.

STATUS OF THE FUND’S HEDGING STRATEGY
     The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we suspended the program at the time. First, the relationship between preferred securities’ prices and the Fund’s hedging instruments (Treasury bond futures, interest rate swaps, and options on both) was turned on its head during the financial crisis. Historically, preferred prices had tended to rise (fall) in periods of falling (rising) long-term Treasury rates, but as the financial crisis unfolded, the opposite occurred: preferred prices plunged while Treasury and swap rates fell, as investors sold risky assets and raced into Treasuries. Therefore, hedging lost its effectiveness. Second, the cost of hedging rose dramatically, as the yield curve steepened and options prices rose sharply. Finally, preferred securities became exceptionally cheap and were likely to offer high returns to shareholders even if Treasury yields increased moderately. Add them up, and we believed that hedging simply would not work under market conditions at the time.
     Re-examining those three factors today, we believe that conditions have moved us closer to reinstating the Fund’s hedging strategy, but we are not there yet. First, the correlation between preferred securities and our hedging instruments has improved, but it remains both weaker and significantly less stable than historical norms. Second, owing largely to the steepness of the yield curve, options continue to be very expensive. The third factor, preferred securities’ valuation, currently sits within the range we would consider “normal,” but by itself that does not persuade us to hedge the Fund’s portfolio exposure just yet. We will continue to evaluate market conditions and may reinstate the Fund’s hedging strategy if we judge that conditions warrant it.

INVESTMENT POLICY MODIFICATION
     On February 3, 2011, the Fund announced the following changes to its investment policies. These changes were effective on April 4, 2011.
     OLD POLICY: At time of purchase, at least 75% of the securities that the Fund will acquire will be rated investment grade by either Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or, if unrated, judged to be comparable in quality. In addition, the Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by both Moody’s and S&P, if (a) such securities are rated at least “Ba3” by Moody’s or “BB-” by S&P and (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade at the time of purchase. Thus, the Fund may not invest in securities rated below “Ba3” by Moody’s and below “BB-” by S&P.
     NEW POLICY: At time of purchase, at least 75% of the securities that the Fund will acquire will be rated investment grade by any one of Moody’s, S&P or Fitch Ratings Group (“Fitch”). In addition, the Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding.
IMPACT OF CHANGES:
(1)	Fitch is now one of the approved ratings agencies for determining whether a security meets the definition of “investment grade” for purposes of the Fund’s policy of investing at least 75% of its assets in securities rated investment grade at the time of purchase or in securities of equivalent quality;

(2)	The Fund may now purchase securities rated below Ba3/BB-/BB- by each of Moody’s, S&P and Fitch, respectively, as long as the senior debt of the same issuer is rated investment grade by any one of Moody’s, S&P or Fitch at the time of purchase; and

(3)	If the senior debt of an issuer is unrated or it has no outstanding senior debt, the Fund may now purchase its preferred securities if they are rated at least Ba3/BB-/BB- by any one of Moody’s, S&P or Fitch, respectively.
     As a result of these changes, a security would be counted as investment grade if it had an investment grade rating by any one of Moody’s, S&P or Fitch, even if the other two rating agencies rated it below investment grade. The effect of this change would be to reduce the Fund’s holdings deemed below investment grade purchases, as of January 31, 2011, from 16.4% to 12.5%. In addition, the Fund would be authorized to purchase below Ba or BB securities of investment grade issuers, subject to an overall 25% limit on purchasing below investment grade securities. While this change would permit the Fund to acquire securities rated B and below, the Fund’s adviser has no current intention of doing so.
     As before, the Fund will apply the ratings criteria at the time of purchase and the Fund will not be required to dispose of securities if, after purchase, they are downgraded, although the adviser may take this into account in determining whether to retain the security. As a result, more than 25% of the Fund’s holdings at any time may be rated below investment grade or in equivalent securities. In addition, as before, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

RISKS OF INVESTING IN SECURITIES RATED BELOW BA3/BB-
     The Fund can purchase below-investment grade securities with ratings of at least Ba3 by Moody’s and BB- by S&P and Fitch; such ratings generally indicate an issuer that is less vulnerable to non-payment of its obligations than other speculative issuers. The issuer, however, faces major ongoing uncertainty or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet its financial commitments. Under the Fund’s new investment policy with respect to the investment grade rating of securities, the Fund may invest in securities with ratings below Ba3/BB- so long as the issuer of such securities has an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P or Fitch. Although a company’s senior debt rating may be investment grade, an underlying security issued by such company in which the Fund may invest may have a lower than investment grade rating. A security with a rating below Ba3/BB- generally indicates the issuer of such security has a high degree of vulnerability of not paying its financial obligations. A security rated B1 to B3 by Moody’s, or B+ to B- by S&P or Fitch, for example, indicates an issuer that is more vulnerable to not paying its obligations than a Ba3 or BB- issuer; the issuer, however, currently has the capacity to meet its financial commitments, although adverse business, financial, or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. Securities rated Caa by Moody’s or CCC by S&P or Fitch indicate an issuer that is highly speculative and likely to be in, or very near default with some prospects of recovery of principal and interest, although the issuer is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Securities rated below Caa or CCC generally indicate an issuer that is highly vulnerable to not paying its obligations or that has defaulted on an obligation.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OVERVIEW
MAY 31, 2011 (UNAUDITED)

FUND STATISTICS

Net Asset Value	$10.30
Market Price	$10.94
Premium	6.21%
Yield on Market Price	8.06%
Common Stock Shares Outstanding	12,039,459

INDUSTRY CATEGORIES	% OF NET ASSETS+

MOODY’S RATINGS	% OF NET ASSETS+

A	6.4%
BBB	75.1%
BB	15.3%
Below “BB”	0.9%
Not Rated*	0.3%
Below Investment Grade**	9.0%

*	Does not include net other assets and liabilities of 2.0%.

**	Below investment grade by all of Moody’s, S&P, and Fitch.

TOP 10 HOLDINGS BY ISSUER	% OF NET ASSETS+

Liberty Mutual Group	4.5%
Banco Santander	4.4%
HSBC Plc	4.1%
Capital One Financial	4.0%
Metlife	3.9%
Wells Fargo	3.1%
Enbridge Energy Partners	3.0%
Southern California Edison	2.6%
Barclays Bank Plc	2.4%
Principal Financial	2.4%

% OF NET ASSETS***+

Holdings Generating Qualified Dividend Income (QDI) for Individuals	44%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	30%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

+	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR		VALUE
PREFERRED SECURITIES - 94.8%
	BANKING - 37.2%

$2,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$2,869,410	(1)
280,123	Banco Santander, 10.50% Pfd., Series 10	8,180,012	**(1)(2)
	Bank of America Corporation:
5,175	8.20% Pfd	135,481	*
11,025	8.625% Pfd	291,170	*
$500,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	516,250
	Barclays Bank PLC:
$2,750,000	6.278%	2,461,250	**(1)(2)
1,200	7.75% Pfd., Series 4	30,804	**(2)
77,000	8.125% Pfd., Series 5	2,024,330	**(1)(2)
29,400	BB&T Capital Trust VI, 9.60% Pfd. 08/01/64	781,452
$1,375,000	BBVA International Preferred, 5.919%	1,199,528	**(1)(2)
$1,750,000	BNP Paribas, 7.195%, 144A****	1,750,000	**(1)(2)
$5,250,000	Capital One Capital III, 7.686% 08/15/36	5,420,625	(1)
$250,000	Capital One Capital V, 10.25% 08/15/39	267,500
$1,750,000	Capital One Capital VI, 8.875% 05/15/40	1,826,562	(1)
56,700	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	1,585,831	(1)
$4,500,000	Colonial BancGroup, 7.114%, 144A****	202,500	++
4,500	FBOP Corporation, Adj. Rate Pfd., 144A****	11,250	*(3)(4)+
$700,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	700,000	(1)
125,000	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	3,199,225	(1)
890	First Republic Preferred Capital Corporation, 10.50% Pfd., 144A****	915,587
3,750	First Tennessee Bank, Adj. Rate Pfd., 3.75%(5) , 144A****	2,485,547	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	481,250
$350,000	Fleet Capital Trust II, 7.92% 12/11/26	361,375
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	970,000
	Goldman Sachs:
$700,000	Capital I, 6.345% 02/15/34	676,271	(1)
$523,000	Capital II, 5.793%	439,320	(1)
3,500	STRIPES Custodial Receipts, Adj. Rate, 10.70%(5), Pvt	2,201,500	*(3)(4)
127,500	HSBC Holdings PLC, 8.00% Pfd., Series 2	3,490,313	**(1)(2)
	HSBC USA, Inc.:
140,000	6.50% Pfd., Series H	3,543,750	*(1)
1,000	$2.8575 Pfd	48,750	*
$1,525,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	1,572,617	(1)
22,440	Keycorp Capital VIII, 7.00% Pfd. 06/15/66	572,220	(1)
59,260	Keycorp Capital IX, 6.75% Pfd. 12/15/66	1,513,589	(1)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR		VALUE
PREFERRED SECURITIES — (CONTINUED)
	BANKING — (CONTINUED)

25,200	Keycorp Capital X, 8.00% Pfd. 03/15/68	$651,168	(1)
$450,000	Lloyds Banking Group PLC, 6.657%, 144A****	352,125	**(2)+
10,000	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	250,000
13,000	National City Capital Trust II, 6.625% Pfd. 11/15/36	331,780
$840,000	NB Capital Trust IV, 8.25% 04/15/27	870,450	(1)
99,000	PNC Financial Services, 9.875% Pfd., Series L	2,830,786	*(1)
$1,105,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,183,069	(1)
2,600	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,074,500
$1,100,000	Wachovia Capital Trust III, Adj. Rate, 5.56975%(5)	1,022,175	*(1)
20,000	Wachovia Preferred Funding, 7.25% Pfd., Series A	528,050
$900,000	Washington Mutual, 9.75%, 144A****	22,500	++
$1,400,000	Webster Capital Trust IV, 7.65% 06/15/37	1,402,264	(1)
	Wells Fargo & Company:
2,730	7.50% Pfd., Series L	2,962,050	*(1)
35,000	8.00% Pfd., Series J	1,009,400	*
$245,000	Wells Fargo Capital XV, 9.75%	264,600

		69,480,186

	FINANCIAL SERVICES - 2.9%

$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	269,375	(1)
$1,000,000	Claudius, Ltd. — Credit Suisse AG, 7.875%, Series B	1,046,250	(2)
	Heller Financial, Inc.:
30,000	6.687% Pfd., Series C	2,989,689	*(1)
5,260	6.95% Pfd., Series D	532,575	*
20,699	HSBC Finance Corporation, 6.36% Pfd., Series B	505,832	*
	Lehman Brothers Holdings, Inc.:
45,800	5.67% Pfd., Series D	12,366	*++
9,500	5.94% Pfd., Series C	2,850	*++
25,000	6.50% Pfd., Series F	1,588	*++
13,400	7.95% Pfd	147	*++

		5,360,672

	INSURANCE - 21.2%

$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,621,430	(1)(2)
$225,000	AON Corporation, 8.205% 01/01/27	264,896
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR		VALUE
PREFERRED SECURITIES — (CONTINUED)
	INSURANCE — (CONTINUED)

	Arch Capital Group Ltd.:
14,400	7.875% Pfd., Series B	$364,500	**(1)(2)
25,000	8.00% Pfd., Series A	642,970	**(1)(2)
	AXA SA:
$2,100,000	6.379%, 144A****	1,947,750	**(1)(2)
$1,400,000	6.463%, 144A****	1,288,000	**(1)(2)
29,700	Axis Capital Holdings, 7.50% Pfd., Series B	2,932,875	(1)(2)
90,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	2,210,625	(1)
$4,000,000	Everest Re Holdings, 6.60% 05/15/37	3,900,000	(1)
$4,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	6,279,000	(1)
$1,080,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,211,879	(1)
$2,513,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	3,204,075	(1)
$2,000,000	MetLife, Inc., 10.75% 08/01/39	2,842,666	(1)
	Principal Financial Group:
22,000	5.563% Pfd., Series A	2,169,750	*(1)
90,000	6.518% Pfd., Series B	2,309,067	*(1)
50,400	Renaissancere Holdings Ltd., 6.08% Pfd., Series C	1,221,696	**(1)(2)
115,500	Scottish Re Group Ltd., 7.25% Pfd	1,313,813	**(2)+
$1,000,000	Stancorp Financial Group, 6.90% 06/01/67	989,839	(1)
$1,060,000	USF&G Capital, 8.312% 07/01/46, 144A****	1,251,754	(1)
$1,700,000	XL Capital Ltd., 6.50%, Series E	1,621,375	(1)(2)

		39,587,960

	UTILITIES - 25.0%

45,000	Alabama Power Company, 6.45% Pfd	1,196,721	*(1)
	Baltimore Gas & Electric Company:
6,579	6.70% Pfd., Series 1993	678,254	*(1)
2,500	7.125% Pfd., Series 1993	253,203	*
8,900	Calenergy Capital Trust III, 6.50% Pfd. 09/01/27	447,225
$2,750,000	COMED Financing III, 6.35% 03/15/33	2,431,192	(1)
8,000	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	216,240
$750,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	779,629	(1)
$3,000,000	Dominion Resources, Inc., 7.50% 06/30/66	3,183,351	(1)
40,000	Entergy Arkansas, Inc., 6.45% Pfd	985,000	*
13,000	Entergy Louisiana, Inc., 6.95% Pfd	1,293,500	*
80,000	Entergy Mississippi, Inc., 6.25% Pfd	1,985,000	*
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR		VALUE
PREFERRED SECURITIES — (CONTINUED)
	UTILITIES — (CONTINUED)

	FPL Group Capital, Inc.:
$2,660,000	6.65% 06/15/67	$2,683,243	(1)
$1,000,000	7.30% 09/01/67, Series D	1,053,818	(1)
17,500	Georgia Power Company, 6.50% Pfd., Series 2007A	1,820,548	*(1)
	Gulf Power Company:
16,500	6.00% Pfd., Series 1	1,606,788	*(1)
17,500	6.45% Pfd., Series 2007A	1,816,068	*(1)
30,500	Indianapolis Power & Light Company, 5.65% Pfd	2,868,906	*(1)
140,485	Interstate Power & Light Company, 8.375% Pfd., Series B	4,082,845	*(1)
7,000	MDU Resources Group, 4.50% Pfd. 07/08/10	592,375	*
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,528,689	(1)
$345,000	PPL Capital Funding, 6.70% 03/30/67, Series A	342,820
41,500	PPL Electric Utilities Corporation, 6.25% Pfd	1,046,580	*
$4,155,000	Puget Sound Energy, Inc., 6.974% 06/01/67	4,248,463	(1)
	Southern California Edison:
27,500	6.00% Pfd., Series C	2,613,361	*(1)
15,000	6.125% Pfd	1,462,500	*(1)
8,250	6.50% Pfd., Series D	823,196	*
$750,000	TXU Electric Capital V, 8.175% 01/30/37	236,250	(3)
8,265	Union Electric Company, $4.75 Pfd	695,552	*
3,000	Virginia Electric & Power Company, $6.98 Pfd	316,969	*
$475,000	Wisconsin Energy Corporation, 6.25% 05/15/67	481,529	(1)
3,000	Wisconsin Public Service Corporation, 6.88% Pfd	321,094	*
$2,500,000	WPS Resources Corporation, 6.11% 12/01/66	2,477,847	(1)

		46,568,756

	ENERGY - 6.7%

$5,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	5,537,175	(1)
$3,500,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	3,819,014	(1)
3,000	Kinder Morgan GP, Inc., 8.33% Pfd., 144A****	3,050,813	*

		12,407,002

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR		VALUE
PREFERRED SECURITIES — (CONTINUED)
	REAL ESTATE INVESTMENT TRUST (REIT) - 0.2%

	PS Business Parks, Inc.:
8,500	6.70% Pfd., Series P	$214,360
7,500	6.875% Pfd., Series R	188,850

		403,210

	MISCELLANEOUS INDUSTRIES - 1.6%

35,000	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	2,945,471	*(1)

		2,945,471

	TOTAL PREFERRED SECURITIES (Cost $167,335,038)	176,753,257

CORPORATE DEBT SECURITIES - 3.2%
	BANKING - 0.2%

$400,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	403,151	(1)

		403,151

	INSURANCE - 2.3%

$2,250,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,155,124	(1)
$2,000,000	UnumProvident Corporation, 7.25% 03/15/28	2,157,804	(1)

		4,312,928

	UTILITIES - 0.7%

$974,000	Southern Union Company, 8.25% 11/15/29, Senior Notes	1,181,727	(1)

		1,181,727

	TOTAL CORPORATE DEBT SECURITIES (Cost $4,685,576)	5,897,806

COMMON STOCK - 0.2%
	UTILITIES - 0.2%

14,558	PPL Corporation	410,390	*

		410,390

	TOTAL COMMON STOCK (Cost $358,473)	410,390

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2011 (UNAUDITED)

SHARES/$ PAR	VALUE
MONEY MARKET FUND - 0.7%

1,382,179	BlackRock Liquidity Funds, T-Fund	$1,382,179

TOTAL MONEY MARKET FUND (Cost $1,382,179)	1,382,179

TOTAL INVESTMENTS (Cost $173,761,266***)	98.9%	184,443,632
OTHER ASSETS AND LIABILITIES (Net)	1.1%	2,075,973

TOTAL MANAGED ASSETS	100.0	%++	$186,519,605

LOAN PRINCIPAL BALANCE	(62,500,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK	$124,019,605

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**	Securities distributing Qualified Dividend Income only.

***	Aggregate cost of securities held.

****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2011, these securities amounted to $34,817,194 or 18.7% of total managed assets.

(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $136,642,412 at May 31, 2011.

(2)	Foreign Issuer.

(3)	Illiquid.

(4)	Fair valued as of May 31, 2011.

(5)	Represents the rate in effect as of the reporting date.

+	Non-income producing.

++	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

++	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

PFD.	— Preferred Securities

PVT.	— Private Placement Securities

REIT	— Real Estate Investment Trust

STRIPES	— Structured Residual Interest Preferred Enhanced Securities
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011 (UNAUDITED)

ASSETS:
Investments, at value (Cost $173,761,266)		$184,443,632
Dividends and interest receivable		2,283,650
Prepaid expenses		86,090

Total Assets		186,813,372
LIABILITIES:
Loan Payable	$62,500,000
Dividends payable to Common Stock Shareholders	90,284
Investment advisory fee payable	89,500
Administration, Transfer Agent and Custodian fees payable	31,292
Professional fees payable	55,430
Directors’ fees payable	1,920
Accrued expenses and other payables	25,341

Total Liabilities		62,793,767

NET ASSETS AVAILABLE TO COMMON STOCK		$124,019,605

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$489,054
Accumulated net realized loss on investments sold		(26,377,516)
Unrealized appreciation of investments		10,682,366
Par value of Common Stock		120,395
Paid-in capital in excess of par value of Common Stock		139,105,306

Total Net Assets Available to Common Stock		$124,019,605

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (12,039,459 shares outstanding)		$10.30

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
Dividends+		$3,252,266
Interest		3,693,137

Total Investment Income		6,945,403

EXPENSES:
Investment advisory fees	$506,684
Administrator’s fees	91,601
Professional fees	114,016
Insurance expenses	47,229
Transfer Agent fees	31,912
Directors’ fees	37,492
Custodian fees	11,603
Compliance fees	19,694
Interest expense	378,281
Other	71,944

Total Expenses		1,310,456

NET INVESTMENT INCOME		5,634,947

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		2,968,688
Change in net unrealized appreciation/depreciation of investments		3,997,791

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		6,966,479

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$12,601,426

+	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	SIX MONTHS ENDED
	MAY 31, 2011	YEAR ENDED
	(UNAUDITED)	NOVEMBER 30, 2010
OPERATIONS:
Net investment income	$5,634,947	$10,567,029
Net realized gain/(loss) on investments sold during the period	2,968,688	2,893,764
Change in net unrealized appreciation/depreciation of investments	3,997,791	16,663,789
Distributions to APS* Shareholders from net investment income, including changes in accumulated undeclared distributions	—	(73,485)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,601,426	30,051,097
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(5,660,197)	(9,263,572)

TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS	(5,660,197)	(9,263,572)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	455,274	817,031

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM FUND SHARE TRANSACTIONS	455,274	817,031

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$7,396,503	$21,604,556

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$116,623,102	$95,018,546
Net increase in net assets during the period	7,396,503	21,604,556

End of period (including undistributed net investment income of $489,054 and $514,304, respectively)	$124,019,605	$116,623,102

*	Auction Preferred Stock.

(1)	May include income earned, but not paid out, in prior fiscal year.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$12,601,426
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(25,057,089)
Proceeds from disposition of investment securities	18,558,000
Purchase of short-term investment securities, net	(685,473)
Proceeds from bankruptcy settlement	1,699
Cash received from litigation claim	7,106
Decrease in dividends and interest receivable	10,250
Increase in prepaid expenses	(30,891)
Net amortization/(accretion) of premium/(discount)	(289,160)
Decrease in payable for investments purchased	(244,985)
Increase in payables to related parties	8,855
Decrease in accrued expenses and other liabilities	(5,275)
Unrealized appreciation/depreciation on securities	(3,997,791)
Net realized gain from investments sold	(2,968,688)

Net cash provided by operating activities	(2,092,016)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	7,300,000
Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(5,207,984)

Net cash used by financing activities	2,092,016

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$371,902
Reinvestment of dividends	455,274
Decrease in dividends payable to common stock shareholders	(3,061)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	SIX MONTHS
	ENDED
	MAY 31, 2011		YEAR ENDED NOVEMBER 30,
	(UNAUDITED)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.72		$7.98	$4.71	$10.14	$12.60	$12.14

INVESTMENT OPERATIONS:
Net investment income	0.47		0.89	0.73	1.00	1.06	1.02
Net realized and unrealized gain/(loss) on investments	0.58		1.64	3.22	(5.46)	(2.44)	0.49
DISTRIBUTIONS TO APS* SHAREHOLDERS:
From net investment income	—		(0.01)	(0.08)	(0.33)	(0.29)	(0.25)

Total from investment operations	1.05		2.52	3.87	(4.79)	(1.67)	1.26

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.47)		(0.78)	(0.60)	(0.75)	(0.79)	(0.80)
From return of capital	—		—	—	(0.03)	—	—

Total distributions to Common Stock Shareholders	(0.47)		(0.78)	(0.60)	(0.78)	(0.79)	(0.80)

Gain on repurchase of Auction Preferred Stock	—		—	—	0.14	—	—

Net asset value, end of period	$10.30		$9.72	$7.98	$4.71	$10.14	$12.60

Market value, end of period	$10.94		$9.89	$7.44	$3.93	$10.30	$12.42
Total investment return based on net asset value**	11.09	%****	32.37%	88.38%	(48.12%)	(13.90%)	11.02%
Total investment return based on market value**	15.97	%****	44.46%	110.49%	(57.38%)	(11.28%)	15.22%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$124,020		$116,623	$95,019	$55,747	$119,086	$147,357
Operating expenses including interest expense(1)	2.21	%***	2.32%	2.55%	—	—	—
Operating expenses excluding interest expense	1.57	%***	1.60%	2.19%	2.05%	1.56%	1.52%
Net investment income+	9.48	%***	9.81%	12.38%	—	—	—
Net investment income, including payments to APS Shareholders+	—		9.74%	11.03%	8.36%	6.53%	6.34%
SUPPLEMENTAL DATA:++
Portfolio turnover rate	11	%****	35%	66%	60%	60%	68%
Total managed assets, end of period (in 000’s)	$186,520		$171,823	$142,019	$105,347	$189,086	$217,357
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.48	%***	1.55%	1.59%	—	—	—
Ratio of operating expenses excluding interest expense(2) to total managed assets	1.05	%***	1.07%	1.36%	1.19%	1.04%	1.02%

*	Auction Preferred Stock.

**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

***	Annualized.

****	Not Annualized.

+	The net investment income ratios reflect income net of operating expenses, including interest expense.

++	Information presented under heading Supplemental Data includes APS and loan principal balance.

(1)	See Note 8.

(2)	Does not include distributions to APS Shareholders.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)

	TOTAL			DIVIDEND
	DIVIDENDS	NET ASSET	NYSE	REINVESTMENT
	PAID	VALUE	CLOSING PRICE	PRICE (1)
December 31, 2010 — Extra	$0.0300	$9.65	$9.48	$9.59
December 31, 2010	0.0735	9.65	9.48	9.59
January 31, 2011	0.0735	9.76	10.09	9.76
February 28, 2011	0.0735	9.95	10.35	9.95
March 31, 2011	0.0735	9.94	10.47	9.95
April 29, 2011	0.0735	10.15	10.55	10.15
May 31, 2011	0.0735	10.30	10.94	10.39

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
SENIOR SECURITIES

			INVOLUNTARY
		ASSET	LIQUIDATION	TOTAL DEBT	ASSET
		COVERAGE	PREFERENCE	OUTSTANDING	COVERAGE PER
	TOTAL APS* SHARES	PER APS	PER APS	END OF PERIOD	$1,000 OF
DATE	OUTSTANDING (1)	SHARE (2)	SHARE (3)	(000S) (4)	DEBT (5)
05/31/11**	—	N/A	N/A	$62,500	$2,984
11/30/10	—	N/A	N/A	55,200	3,113
11/30/09	—	N/A	N/A	47,000	3,022
11/30/08	496	$214,002	$100,000	N/A	N/A
11/30/07	700	270,894	100,000	N/A	N/A
11/30/06	700	310,819	100,000	N/A	N/A

(1)	See note 7.

(2)	Calculated by subtracting the Fund’s total liabilities (excluding the APS and accumulated undeclared distributions to APS) from the Fund’s total assets and dividing that amount by the number of APS shares outstanding.

(3)	Excludes accumulated undeclared dividends.

(4)	See note 8.

(5)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

*	Auction Preferred Stock.

**	Unaudited.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. ORGANIZATION
     Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“US GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
     Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.
     The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.
     Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2011 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	May 31, 2011	Price	Inputs	Inputs
Preferred Securities
Banking	$69,480,186	$48,003,456	$21,262,980	$213,750
Financial Services	5,360,672	505,832	4,854,840	—
Insurance	39,587,960	21,600,291	17,987,669	—
Utilities	46,568,756	4,299,085	42,269,671	—
Energy	12,407,002	—	12,407,002	—
Real Estate Investment Trust (REIT)	403,210	403,210	—	—
Miscellaneous Industries	2,945,471	—	2,945,471	—
Corporate Debt Securities
Common Stock	5,897,806	1,584,878	4,312,928	—
Utilities	410,390	410,390	—	—
Money Market Fund	1,382,179	1,382,179	—	—

Total Investments	$184,443,632	$78,189,321	$106,040,561	$213,750

     The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.
     The Fund’s investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		PREFERRED SECURITIES
	TOTAL INVESTMENTS	BANKING

BALANCE AS OF 11/30/10	$19,908	$19,908
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(8,658)	(8,658)
Net purchases/(sales)	—	—
Transfer in and/or out of Level 3	202,500	202,500

BALANCE AS OF 05/31/11	$213,750	$213,750
     As of May 31, 2011, total change in unrealized gain/(loss) on Level 3 securities still held at year-end and included in the change in net assets was $(8,658). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.
     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.
     Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.
     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.
     Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2010, 2009, 2008 and 2007), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.
     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.
     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to preferred shareholders, during 2011 and 2010 was as follows:

	DISTRIBUTIONS PAID IN FISCAL YEAR 2011		DISTRIBUTIONS PAID IN FISCAL YEAR 2010
	ORDINARY	LONG-TERM	ORDINARY	LONG-TERM
	INCOME	CAPITAL GAINS	INCOME	CAPITAL GAINS
Common	N/A	N/A	$9,263,572	$0
Preferred	N/A	N/A	$73,485	$0

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     As of November 30, 2010, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

	UNDISTRIBUTED	UNDISTRIBUTED	NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD	ORDINARY INCOME	LONG-TERM GAIN	APPRECIATION/(DEPRECIATION)
$ (29,782,473)	$824,616	$0	$7,120,844
     The composition of the Fund’s $29,782,473 accumulated realized capital losses was $851,491, $15,168,592 and $13,762,390 incurred in 2007, 2008 and 2009, respectively. These losses may be carried forward and offset against any future capital gains through 2015, 2016 and 2017, respectively. During the year ended November 30, 2010, the Fund utilized $1,223,987, $694,286 and $1,200,020 of capital losses expiring in 2010, 2012 and 2015, respectively.
     The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Fiscal Year 2012 for the Fund) indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
     Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $23,446 of federal excise taxes attributable to calendar year 2010 in March 2011.
     Additional Accounting Standards: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the disclosures required by ASU No. 2010-06 in its financial statement disclosures.
     In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
3. DERIVATIVE INSTRUMENTS
     The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).
     The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.
     The Fund did not use any derivatives during the six months ended May 31, 2011 and the fiscal year ended November 30, 2010.
     Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.
4.	INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS’ FEES AND CHIEF COMPLIANCE OFFICER FEE
     Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund’s average monthly total managed assets up to $100 million and 0.50% of the Fund’s average monthly total managed assets of $100 million or more.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s Administrator. As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.
     BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund’s average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.
     PFPC Trust Company (“PFPC Trust”), a member of BNY Mellon, serves as the Fund’s Custodian. As compensation for PFPC Trust’s services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets and 0.005% of the Fund’s average weekly total managed assets above $1 billion.
     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.
     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.
5. PURCHASES AND SALES OF SECURITIES
     For the six months ended May 31, 2011, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $25,057,089 and $18,558,000, respectively.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     At May 31, 2011, the aggregate cost of securities for federal income tax purposes was $173,324,997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $25,695,117 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $14,576,482.
6. COMMON STOCK
     At May 31, 2011, 240,000,000 shares of $0.01 par value Common Stock were authorized.
     Common Stock transactions were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	05/31/11		11/30/10
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	45,968	$455,274	86,726	$817,031

7. AUCTION PREFERRED STOCK (APS)
     The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. Prior to August 4, 2009, the Fund had preferred stock issued in the form of APS. The APS was senior to the Common Stock and resulted in the financial leveraging of the Common Stock. As of August 4, 2009, the Fund redeemed and cancelled the last remaining shares of APS and does not currently have any issued and outstanding shares of preferred stock. Although the APS was redeemed, certain additional distributions were owed to previous holders and were paid in December, 2009.
8. COMMITTED FINANCING AGREEMENT
     The Fund entered into a committed financing agreement (“Financing Agreement”) on June 26, 2009 which allowed the Fund to borrow up to an initial limit of $36.6 million on a secured basis. The primary use of the initial proceeds was to redeem the outstanding shares of APS (See Note 7), although, the Fund now uses the borrowing facility in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2011, the committed amount, and amount borrowed, under the Financing Agreement was $62.5 million.
     Effective January 1, 2011, the lender charges an annualized rate of 0.80% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.95% on the drawn (borrowed) balance. Prior to January 1, 2011, the lender charged an annualized rate of 1.00% on the undrawn balance and three-month LIBOR (reset quarterly) plus 1.10% on the drawn balance. For the six months ended May 31, 2011, the daily weighted average annualized interest rate on the drawn balance was 1.268% and the average daily loan balance was $58,970,879. The Fund paid the lender an arrangement fee (at the origination of the facility) equal to 0.50% of the committed amount of $36.6 million. The arrangement fee was amortized to expense over a period of approximately eighteen months. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.
9. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY
     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”) and fully taxable preferred securities. Under normal market conditions, at least 80% of the value of the Fund’s net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in each of the utilities industry and financial services sector. For purposes of the financial services sector concentration policy, a company is within the financial services sector if it derives at least 50% of its revenue from providing financial services. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.
     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.
     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.
     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.
10. SECURITIES LENDING
     The Fund terminated its securities lending agreement effective April 15, 2011.
11. SUBSEQUENT EVENTS
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
     Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.
     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.
     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2011, $401 in brokerage commissions were incurred.
     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.
     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.
     The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at
1-866-351-7446.
PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX
     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 23, 2010. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s transfer agent at
1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.
PORTFOLIO SCHEDULE ON FORM N-Q
     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2011. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.
PORTFOLIO MANAGEMENT TEAM
     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
MEETING OF SHAREHOLDERS
     On April 15, 2011, the Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) for the following purpose: Election of Directors of the Fund (the “Proposal”). The Proposal was approved by the shareholders and the results of the voting are as follows:
PROPOSAL 1: ELECTION OF DIRECTORS.

NAME	FOR	WITHHELD
Morgan Gust	10,108,758	143,790
Karen H. Hogan	10,110,398	142,150
     Donald F. Crumrine, David Gale and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
INFORMATION ABOUT FUND DIRECTORS AND OFFICERS
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

			PRINCIPAL	NUMBER OF FUNDS
		TERM OF OFFICE	OCCUPATION(S)	IN FUND COMPLEX
NAME, ADDRESS,	POSITION(S)	AND LENGTH OF	DURING PAST	OVERSEEN	OTHER DIRECTORSHIPS
AND AGE	HELD WITH FUND	TIME SERVED*	FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR**
NON-INTERESTED DIRECTORS:
DAVID GALE Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 62	Director	Class I Director since January 1997	President of Delta Dividend Group, Inc. (investments)	4	Metromedia International Group, Inc.

MORGAN GUST 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 64	Director and Nominating and Governance Committee Chairman	Class III Director since February 1992	Owner and operator of various entities engaged in agriculture and real estate; Former President of Giant Industries, Inc. (petroleum refining and marketing) from March 2002 through June 2007	4	CoBiz, Financial, Inc. (financial services)

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

CLASS I DIRECTOR — three year term expires at the Fund’s 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

CLASS II DIRECTORS — three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

CLASS III DIRECTORS — three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

			PRINCIPAL	NUMBER OF FUNDS
		TERM OF OFFICE	OCCUPATION(S)	IN FUND COMPLEX
NAME, ADDRESS,	POSITION(S)	AND LENGTH OF	DURING PAST	OVERSEEN	OTHER DIRECTORSHIPS
AND AGE	HELD WITH FUND	TIME SERVED*	FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR**
NON-INTERESTED DIRECTORS:

KAREN H. HOGAN 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 50	Director	Class III Director since April 2005	Active Committee Member and Volunteer to several non-profit organizations; from September 1985 to January 1997, Senior Vice President of Preferred Stock Origination at Lehman Brothers and Previously, Vice President of New Product Development	4	None

ROBERT F.WULF P.O. Box 753 Neskowin, OR 97149 Age: 74	Director and Audit Committee Chairman	Class II Director since February 1992	Financial Consultant; Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	4	None

INTERESTED DIRECTOR:

DONALD F. CRUMRINE+ 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 63	Director, Chairman of the Board and Chief Executive Officer	Class II Director since February 1992	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	4	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

CLASS I DIRECTOR — three year term expires at the Fund’s 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

CLASS II DIRECTORS — three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

CLASS III DIRECTORS — three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+	Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

PRINCIPAL
		TERM OF OFFICE	OCCUPATION(S)
NAME, ADDRESS,	POSITION(S)	AND LENGTH OF	DURING PAST
AND AGE	HELD WITH FUND	TIME SERVED	FIVE YEARS
OFFICERS:

ROBERT M. ETTINGER 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	President	Since October 2002	President and Director of Flaherty & Crumrine Incorporated

R. ERIC CHADWICK 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 36	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Director of Flaherty & Crumrine Incorporated since June 2006; Vice President of Flaherty & Crumrine Incorporated

CHAD C. CONWELL 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

BRADFORD S. STONE 47 Maple Street Suite 403 Summit, NJ 07901 Age: 51	Vice President and Assistant Treasurer	Since July 2003	Director of Flaherty & Crumrine Incorporated since June 2006; Vice President of Flaherty & Crumrine Incorporated

LAURIE C. LODOLO 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 47	Assistant Complian Officer, Assistan Treasurer and Assistant Secretar	ce Since t July 2004 y	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

LINDA M. PUCHALSKI 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT
     On January 25, 2011, the Board of Directors of the Fund approved the continuation of the existing investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.
     In considering whether to approve the Fund’s Investment Advisory Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Investment Advisory Agreement during the Special Meeting held on January 13, 2011 for that specific purpose. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.
NATURE, EXTENT AND QUALITY OF SERVICES
     The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Investment Advisory Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business, in part evidenced by the Adviser maintaining its staff despite materially lower revenues during 2008 and 2009 (a period some have called the “global financial crisis”). The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until recently, the reasons why that strategy would have been ineffective during and after the recent market dislocation, why the Adviser has suspended its customary hedging strategy, and its focus on, and internal resources dedicated to, identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was responsive to requests of the

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.
INVESTMENT PERFORMANCE
     As occurred last year, Board members took note of the extraordinary market conditions since 2008, the more recent recovery in markets for the Fund’s securities and the Fund’s superior recent performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members considered the Fund’s relative performance since inception, including its performance in recent fiscal periods, including its disappointing absolute performance over certain periods that preceded the recent period of excellent performance. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees and below average advisory/administration/shareholder service fees.
PROFITABILITY
     The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund. The Board members noted, in recent years, that declining assets under management, when compared to historic highs, has led to declining Adviser profitability, but noted with approval the Adviser’s continued commitment to maintaining existing personnel and service levels. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.
ECONOMIES OF SCALE
     The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and related deleveraging, the Fund’s size had declined significantly from historic highs — although recently aggregate assets had increased as a result of market appreciation. Thus, in light of these circumstances, the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser’s explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale, and possibly at levels more favorable to the Fund than might have been negotiated had the substantial volatility of the Fund’s asset levels been anticipated at the time the breakpoints had been agreed upon.
     In light of their discussions and considerations as described above, the Board members made the following determinations:
•	the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•	the Fund’s overall performance over time has been satisfactory, and its absolute performance for recent periods was reflective of market conditions, given the Fund’s investment policies and strategies and the Adviser’s adherence to them, which is responsible for the recent superior performance as markets stabilized;

•	the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•	there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.
     Based on these conclusions, the Board members determined that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

DIRECTORS
Donald F. Crumrine, CFA
     Chairman of the Board
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf, CFA
OFFICERS
Donald F. Crumrine, CFA
     Chief Executive Officer
Robert M. Ettinger, CFA
     President
R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President and Treasurer
Chad C. Conwell
     Chief Compliance Officer,
     Vice President and Secretary
Bradford S. Stone
     Vice President and
     Assistant Treasurer
Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary
Linda M. Puchalski
     Assistant Treasurer
INVESTMENT ADVISER
Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com
QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon Shareowner Services P.O. Box 358035 Pittsburgh, PA 15252-8035 1-866-351-7446
THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.
Semi-Annual Report
May 31, 2011
www.preferredincome.com

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board
and Chief Executive Officer
(principal executive officer)
Date 7/26/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board
and Chief Executive Officer
(principal executive officer)
Date 7/26/11

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer
and Vice President
(principal financial officer)
Date 7/26/11

*	Print the name and title of each signing officer under his or her signature.